(RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                American High-Income Municipal Bond Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
                               Julie F. Williams
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

              333 South Hope Street, Los Angeles, California 90071

                         ------------------------------

Fellow Shareholders:

     We are writing to inform you of the upcoming meeting of the shareholders of American High-Income Municipal Bond Fund, Inc. (the "Fund") to be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 10:00 a.m., local time (the "Meeting"). At this meeting, you are being asked to vote on important proposals affecting the Fund. THE BOARD OF DIRECTORS OF THE FUND BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL PROPOSALS PRESENTED FOR YOUR CONSIDERATION.

     At the Meeting, you will be asked to vote on:

     1.  The election of a Board of 10 Directors (Proposal 1).

     2. A proposal to amend the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $0.01 to $0.001 in order to reduce certain costs (Proposal 2).

     3. A proposal to eliminate or revise certain of the Fund's investment restrictions (Proposal 3).

     4. The ratification of the selection, by the Board of Directors, of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year 2000 (Proposal 4).

     5. Any other business that may come before the Meeting (we are not currently aware of any other items to be considered).

     Some key points about Proposals 2 and 3 are described below. The proposals are described in more detail in the full text of the Proxy Statement which you should read before you vote.

ABOUT PROPOSAL 2:

     In Proposal 2, we are asking you to approve an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock. When the Fund increases its authorized capital stock, it must pay a fee to Maryland, its state of incorporation, based on the aggregate par value of the new shares. Therefore, a reduced par value per share will reduce the amount the

[40-AHIM]

Fund pays in fees for the registration of its shares. THE LOWER PAR VALUE WILL HAVE NO EFFECT ON THE VALUE OF YOUR SHARES.

ABOUT PROPOSAL 3:

     Because the Fund was formed a number of years ago, it is subject to a number of investment restrictions that do not reflect current conditions, practices or legal requirements. In some cases restrictions, although described as "fundamental" because they require shareholder approval to modify, were originally adopted in response to state regulation that no longer applies to the Fund. In other cases, we believe the restrictions should be eliminated to reflect current standards. You may vote for any or all of the changes that are the subject of Proposal 3 by so indicating on your Proxy card. THIS PROPOSAL WILL NOT AFFECT THE FUND'S INVESTMENT OBJECTIVE, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL INCREASE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THESE PROPOSALS.

                                    *  *  *

     We are sure that you, like most people, lead a busy life and are tempted to put this Proxy aside for another day. Please don't delay. When shareholders do not return their Proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

     PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. Please be sure to sign and return each Proxy card regardless of how many you receive.

     If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy card, please contact us at (800) 421-0180. Thank you for investing with us and for your continuing support.

Sincerely,

/s/ PAUL G. HAAGA, JR.                     /s/  MARK R. MacDONALD
-------------------------                  --------------------------
Paul G. Haaga, Jr.                         Mark R. Macdonald
Chairman of the Board                      President

                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                         ------------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                         ------------------------------

TO THE SHAREHOLDERS OF
AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.:

     A Meeting of Shareholders of American High-Income Municipal Bond Fund, Inc. (the "Fund") will be held at the offices of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 10:00 A.M., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

     (1) election of a Board of 10 Directors;

     (2) approval of an amendment to the Fund's Articles of Incorporation reducing the par value per share of the Fund's capital stock from $0.01 to $0.001;

     (3) approval of the elimination or revision of certain of the Fund's fundamental investment policies;

     (4) ratification of the selection of PricewaterhouseCoopers LLP as the independent accountant for the Fund for the fiscal year 2000; and

     (5) such other matters as may properly come before the meeting.

     You are entitled to vote if you held shares of the Fund at the close of business on September 3, 1999.

     THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              By Order of the Board of Directors,

                                              JULIE F. WILLIAMS
                                                  Secretary

October 12, 1999

                                   IMPORTANT

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO WE HAVE A QUORUM AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.

              333 South Hope Street, Los Angeles, California 90071
                         ------------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                                DECEMBER 1, 1999
                         ------------------------------

     The enclosed Proxy is solicited by the Board of Directors of the Fund in connection with the Meeting of Shareholders to be held on Wednesday, December 1, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if you specify how to vote on any proposal, the Proxy will be voted accordingly. Unless you specify otherwise, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about October 12, 1999.

     At the close of business on September 3, 1999, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 36,781,775 shares of capital stock, $0.01 par value per share, the only authorized class of voting securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund.

     With respect to the election of directors (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Item 2 is the affirmative vote of more than 50% of all outstanding voting Shares on the record date. The vote required to approve Item 3 is the affirmative vote of the lesser of (a) 67% or more of all Shares present and entitled to vote at the meeting, provided the holders of more than 50% of all outstanding Shares are present or represented by proxy, or (b) more than 50% of all outstanding Shares on the record date. The vote required to approve Item 4 is the affirmative vote of a majority of the Shares present or represented by Proxy.

     If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the directors nominated below and in favor of all proposals. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1.   ELECTION OF DIRECTORS

     Ten directors are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the directors' terms will be indefinite in length. All of the nominees for director except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller and Frank M. Sanchez were elected by the sole shareholder, Capital Research and Management Company, at the Special Meeting on August 29, 1994. Diane C. Creel and Leonard R. Fuller were elected by the directors on September 22, 1994; Don
R. Conlan was elected by the directors effective December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Directors. Herbert Hoover III, a director since 1994, has reached the Fund's retirement age and is not seeking re-election.

     Each of the nominees has agreed to serve as director if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated directors for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.


                                                                                       MEMBERSHIPS ON BOARD
     NAME OF NOMINEE         CURRENT PRINCIPAL OCCUPATION AND     YEAR FIRST      OF OTHER REGISTERED INVESTMENT
  (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT           ELECTED A           COMPANIES AND PUBLICLY
         AND AGE                  DURING PAST FIVE YEARS           DIRECTOR               HELD COMPANIES
  --------------------       --------------------------------     ----------      ------------------------------
Richard G. Capen, Jr.      Corporate Director and author; former  Nominee      The American Funds Group:
  (Nominee)                 United States Ambassador to Spain;                  (Director/Trustee -- 5 other funds)
  63                        former Vice Chairman of the Board,
                            Knight Ridder, Inc.; former Chairman
                            and Publisher, The Miami Herald
H. Frederick Christie      Private investor. Former President       1994       The American Funds Group:
  (Director)                and Chief Executive Officer, The                    (Director/Trustee -- 18 other funds)
  66                        Mission Group (non-utility holding                  The American Variable Insurance
                            company, subsidiary of Southern                     Series
                            California Edison Company)
Don R. Conlan*             President (retired), The Capital         1996       The American Funds Group:
  (Director)                Group Companies, Inc.                               (Director/Trustee -- 11 other funds)
  63
Diane C. Creel             CEO and President, The Earth             1994       The American Funds Group:
  (Director)                Technology Corporation                              (Director/Trustee -- 11 other funds)
  50                        (international consulting                           Allegheny Teledyne Incorporated
                            engineering)                                        B. F. Goodrich
Martin Fenton              Chairman, Senior Resource Group, LLC     1994       The American Funds Group:
  (Director)                (development and management of                      (Director/Trustee -- 13 other funds)
  64                        senior living communities)                          The American Variable Insurance
                                                                                Series
                                                                                Raintree Healthcare Corporation
Leonard R. Fuller          President, Fuller Consulting             1994       The American Funds Group:
  (Director)                (financial management consulting                    (Director/Trustee -- 11 other funds)
  52                        firm)                                               The American Variable Insurance
                                                                                Series
Abner D. Goldstine*        Senior Vice President and Director,      1994       The American Funds Group:
  (Vice Chairman and        Capital Research and Management                     (Director/Trustee -- 11 other funds)
  Director)                 Company
  69
Paul G. Haaga, Jr.*        Executive Vice President and             1994       The American Funds Group:
  (Chairman of the Board)   Director, Capital Research and                      (Director/Trustee -- 13 other funds)
  50                        Management Company

                              SHARES OF THE FUND
                             BENEFICIALLY OWNED,
                           DIRECTLY OR INDIRECTLY,
                             AT SEPTEMBER 3, 1999
                           ------------------------
     NAME OF NOMINEE                      THE
  (POSITION WITH FUND)                  AMERICAN
         AND AGE             FUND     FUNDS GROUP
  --------------------       ----     -----------
Richard G. Capen, Jr.      66              33,293
  (Nominee)
  63
H. Frederick Christie      2,624          382,629
  (Director)
  66
Don R. Conlan*             66           1,733,463+
  (Director)
  63
Diane C. Creel             66               2,774
  (Director)
  50
Martin Fenton              327             28,754
  (Director)
  64
Leonard R. Fuller          66               6,408
  (Director)
  52
Abner D. Goldstine*        2,378        2,805,762+
  (Vice Chairman and
  Director)
  69
Paul G. Haaga, Jr.*        17,409         463,067+
  (Chairman of the Board)
  50


                                                                                       MEMBERSHIPS ON BOARD
     NAME OF NOMINEE         CURRENT PRINCIPAL OCCUPATION AND     YEAR FIRST      OF OTHER REGISTERED INVESTMENT
  (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT           ELECTED A           COMPANIES AND PUBLICLY
         AND AGE                  DURING PAST FIVE YEARS           DIRECTOR               HELD COMPANIES
  --------------------       --------------------------------     ----------      ------------------------------
Richard G. Newman          Chairman, President and CEO, AECOM       1994       The American Funds Group:
  (Director)                Technology Corporation                              (Director/Trustee -- 12 other funds)
  65                        (architectural engineering)
Frank M. Sanchez           Principal, The Sanchez Family          Nominee      The American Funds Group:
  (Nominee)                 Corporation dba McDonald's                          (Director/Trustee -- 3 other funds)
  55                        Restaurants (McDonald's licensee)

                              SHARES OF THE FUND
                             BENEFICIALLY OWNED,
                           DIRECTLY OR INDIRECTLY,
                             AT SEPTEMBER 3, 1999
                           ------------------------
     NAME OF NOMINEE                      THE
  (POSITION WITH FUND)                  AMERICAN
         AND AGE             FUND     FUNDS GROUP
  --------------------       ----     -----------
Richard G. Newman          6,029           43,471
  (Director)
  65
Frank M. Sanchez           131              8,838
  (Nominee)
  55

------------------------------
  * Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

  + Includes Shares beneficially held under a master retirement plan.

    Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

     The Fund has an Audit Committee composed of Diane C. Creel, Martin Fenton and Richard G. Newman. The Committee's functions include such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

     The Fund has a Nominating Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

     The Fund has a Contracts Committee composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Directors on these matters.

     Each director is paid a fee of $900 per annum plus $200 for each Board of Directors meeting attended and $200 for each meeting attended as a member of a committee of the Board of Directors.

     There were four Board of Directors, two Audit Committee, one Nominating Committee and one Contracts Committee meetings during the year ended July 31, 1999. All incumbent directors attended at least 75% of all Board meetings and meetings of the committees of which they were members.

     The Fund pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.

                             DIRECTOR COMPENSATION

                                                            TOTAL COMPENSATION
                                                          (INCLUDING VOLUNTARILY
                           AGGREGATE COMPENSATION      DEFERRED COMPENSATION) FROM       TOTAL NUMBER
                           (INCLUDING VOLUNTARILY      ALL FUNDS MANAGED BY CAPITAL        OF FUND
                          DEFERRED COMPENSATION(1))      RESEARCH AND MANAGEMENT          BOARDS ON
                         FROM THE FUND DURING FISCAL    COMPANY DURING THE FISCAL           WHICH
  DIRECTOR OR NOMINEE        YEAR ENDED 7/31/99             YEAR ENDED 7/31/99        DIRECTOR SERVES(2)
  -------------------        ------------------             ------------------        ------------------
Richard G. Capen,
  Jr. .................              none(3)                     $42,700                       5
H. Frederick
  Christie.............            $2,500(4)                     203,600                      19
Don R. Conlan..........              none(5)                        none(5)                   12
Diane C. Creel.........             2,500(4)                      48,000                      12
Martin Fenton..........             2,900(4)                     130,600                      15
Leonard R. Fuller......             2,500(4)                      51,600                      13
Abner D. Goldstine.....              none(5)                        none(5)                   12
Paul G. Haaga, Jr......              none(5)                        none(5)                   14
Richard G. Newman......             4,150(4)                     107,100                      13
Frank M. Sanchez.......              none(3)                        none(3)                    3

------------------------------
  (1) Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

  (2) Includes funds managed by Capital Research and Management Company and affiliates.

  (3) Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as directors of the Fund and had not received any remuneration from the Fund as of its 7/31/99 fiscal year end.

  (4) Since the deferred compensation plan's adoption in 1994, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating directors is as follows: H. Frederick Christie ($6,512), Diane C. Creel ($1,597), Martin Fenton ($1,344), Leonard R. Fuller ($3,531) and Richard G. Newman ($17,311).

  (5) Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

                            OTHER EXECUTIVE OFFICERS

                                                            OFFICER
    NAME (POSITION WITH                                   CONTINUOUSLY
       FUND) AND AGE           PRINCIPAL OCCUPATION(1)      SINCE(2)
       -------------           -----------------------      --------
Mark R. Macdonald            Vice President - Investment      1996
  (President and PEO)        Management Group, Capital
  40                         Research and Management
                             Company

Neil L. Langberg             Vice President - Investment      1994
  (Senior Vice President)    Management Group, Capital
  46                         Research and Management
                             Company

Michael J. Downer            Senior Vice President -          1994
  (Vice President)           Fund Business Management
  44                         Group, Capital Research and
                             Management Company

David A. Hoag                Director and Vice                1997
  (Vice President)           President, Capital Research
  33                         Company

Edward B. Nahmias            Vice President, Capital          1999
  (Vice President)           Research Company
  47

Julie F. Williams            Vice President - Fund            1994
  (Secretary)                Business Management Group,
  51                         Capital Research and
                             Management Company

Anthony W. Hynes, Jr.        Vice President - Fund            1994
  (Treasurer)                Business Management Group,
  36                         Capital Research and
                             Management Company

------------------------------
 (1) The occupations shown reflect the principal employment of each individual during the past five years.

 (2) Officers hold office until their respective successors are elected, or until they resign or are removed.

     NO OFFICER, DIRECTOR OR EMPLOYEE OF THE INVESTMENT ADVISER RECEIVES ANY REMUNERATION FROM THE FUND. ALL DIRECTORS AND OFFICERS AS A GROUP OWNED BENEFICIALLY FEWER THAN 1% OF THE SHARES OUTSTANDING ON SEPTEMBER 3, 1999.

2. APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION (REDUCTION IN PAR VALUE)

     On August 10, 1999, the Fund's Board of Directors unanimously voted to approve an amendment to the Fund's Articles of Incorporation to reduce the par value of shares of capital stock of the Fund from $.01 to $0.001 per share, and to submit the amendment to the Fund's shareholders with the Board's recommendation that it be approved.

     Under Maryland law, the par value of shares determines the amount of a corporation's stated capital. Stated capital has little meaning in the case of an investment company like the Fund. However, when the Fund's increases its authorized capital stock, it must pay a registration fee to the State of Maryland based on the aggregate par value of the new shares. This change will have no effect on the value of your shares. The Board of Directors therefore recommends that the par value of the Fund's shares of capital stock be reduced in order to save the Fund some expense in connection with the proposed increase in authorized capital stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL

3. APPROVAL OF THE ELIMINATION OR REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

     Some of the Fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions ought to be revised or eliminated.

     The Board of Directors, together with the Fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that three restrictions should be amended. One restriction would be revised but remain fundamental, and two restrictions would be eliminated.

     The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

     IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVE OF YOUR FUND, WHICH REMAINS UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

     The text of each proposed change to the Fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 3.

RESTRICTION PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

3A. DIVERSIFICATION

     The Fund is "diversified" for purposes of the 1940 Act. This means that, with respect to 75% of the Fund's total assets, the Fund may not purchase a security if (i) more than 5% of such assets would be invested in the securities of a single issuer, or (ii) the Fund would own more than 10% of the outstanding voting securities of a single issuer. Under the proposed language, which conforms to this statutory standard, the Fund would have the flexibility to invest, with respect to a portion (up to 25%) of its total assets, more than 5% of such assets in a single issuer. In addition, because it is not possible to describe every case in which a securities issuer will be treated as separate, especially for securities not yet issued, the current clarifying language would be removed.

     Current Text (Fundamental)

     [The Fund may not...] with respect to 75% of the Fund's total assets, purchase any security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), if, as a result of such investment (a) more than 5% of the Fund's total assets would be invested in securities of that issuer; or (b) the Fund would hold more than 10% of the voting securities of that issuer. For the purpose of this restriction, the Fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial developments bonds on behalf of a private entity as a separate issuer;

     Proposed Text (Fundamental)

     [The Fund may not...] with respect to 75% of the Fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

RESTRICTIONS PROPOSED TO BE ELIMINATED

     Neither of the following investment restrictions is required under the 1940 Act. They were originally adopted in response to state law restrictions or interpretations that no longer apply to the Fund. Therefore, in order to increase the ability of Fund management to manage the Fund's assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated. Further explanations pertaining to specific restrictions are set forth below.

3B. PLEDGING ASSETS

     In certain circumstances this restriction could interfere with the Fund's ability to borrow temporarily for extraordinary or emergency purposes. The Fund's current borrowing limits would remain unchanged.

     Current Text

     [The Fund may not...] pledge or hypothecate any of its assets, except in an amount up to one-third of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

3C. OIL, GAS OR MINERAL EXPLORATION

     At one time, certain state regulators felt it appropriate to limit investments in oil and gas partnerships as a means to protect investors from speculative investments and to reduce overall portfolio risk. Industry practice has been to manage these risks through prudent investment practices and explicit diversification and concentration policies.

     Current Text

     [The Fund may not...] invest in oil, gas, or other mineral exploration or development programs or leases.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

4.   RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF
     PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent accountant since the Fund's inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The Fund's Audit Committee recommended that PricewaterhouseCoopers LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment at any time without any penalty. No representative of PricewaterhouseCoopers LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP

                                 OTHER MATTERS

     Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals for inclusion in Proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of federal and state laws and regulations, including rule 14a-8 under the Securities Exchange Act of 1934.

     Under the laws of Maryland, where the Fund is incorporated, and the Fund's Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

     Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE

INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

     YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                By Order of the Board of Directors

                                       JULIE F. WILLIAMS
                                           Secretary

October 12, 1999

       This Notice of Meeting of Shareholders
       and Proxy Statement has been printed
       on recycled paper that meets the
       guidelines of the United States
       Environmental Protection Agency.

LOGO

PROXY CARD        AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.    PROXY CARD

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND
          FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of The Capital Group Companies, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California, on Wednesday, December 1, 1999 at 10:00 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3 AND 4.

 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.  Election of                                        FOR ALL          WITHHOLD ALL      FOR ALL EXCEPT
Directors:



01  Richard G.             06  Leonard R.
Capen, Jr.                 Fuller

02  H. Frederick           07  Abner D.                []               []                []
Christie                   Goldstine

03  Don R. Conlan          08  Paul G. Haaga,
                           Jr.

04  Diane C. Creel         09  Richard G.
                           Newman

05  Martin Fenton          10  Frank M. Sanchez


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                          FOR                AGAINST          ABSTAIN



2.  Approval of an amendment to the Articles of           []                 []               []
Incorporation reducing the par value per share:



3.  Approval of the proposed changes to the
Fund's investment restrictions:

3A.  Amend restriction regarding diversification          []                 []               []

3B.  Eliminate restriction on pledging assets             []                 []               []

3C.  Eliminate restriction regarding oil, gas or          []                 []               []
mineral exploration



4.  Ratification of selection of                          []                 []               []
PricewaterhouseCoopers LLP as independent
accountant:


In their discretion, upon other matters as may properly come before the meeting.

                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY.